As filed with the Securities and Exchange Commission on April 17, 1997

                                              Registration No. 333-


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                            95-0862768
  (State or other jurisdiction of            (I.R.S. Employer
   incorporation or organization)            Identification No.)

        8700 TESORO DRIVE                       78217-6218
        SAN ANTONIO, TEXAS                      (Zip Code)
(Address of Principal Executive Offices)


     TESORO PETROLEUM CORPORATION AMENDED AND RESTATED EXECUTIVE LONG-TERM
                                 INCENTIVE PLAN

   TESORO PETROLEUM CORPORATION 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

        SHARES ISSUABLE IN CONNECTION WITH PAYMENT OF DIRECTOR RETAINER

                           (Full title of the Plans)

                                 BRUCE A. SMITH
                      CHAIRMAN OF THE BOARD OF DIRECTORS,
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          TESORO PETROLEUM CORPORATION
                               8700 TESORO DRIVE
                         SAN ANTONIO, TEXAS  78217-6218
                    (Name and address of agent for service)

                                 (210) 828-8484
         (Telephone number, including area code, of agent for service)



                                 With Copy to:
                          FULBRIGHT & JAWORSKI L.L.P.
                            300 CONVENT, SUITE 2200
                           SAN ANTONIO, TEXAS  78205
                                 (210) 224-5575
                         ATTENTION:  PHILLIP M. RENFRO


                                   CALCULATION OF REGISTRATION FEE

                                         PROPOSED           PROPOSED MAXIMUM
TITLE OF SECURITIES  AMOUNT TO        MAXIMUM OFFERING     AGGREGATE OFFERING     AMOUNT OF
TO BE REGISTERED     BE REGISTERED    PRICE PER SHARE<F5>        PRICE<F5>      REGISTRATION FEE

Common Stock,
$.16-2/3 par value   1,400,000<F1><F2>       $10.5625              $14,787,500         $4,482

Common Stock,
$.16-2/3 par value     150,000<F2><F3>       $10.5625               $1,584,375           $481

Common Stock,
$.16-2/3 par value     100,000<F4>           $10.5625               $1,056,250           $320

Total                                                              $17,428,125         $5,283

F1  Shares registered under the Tesoro  Petroleum Corporation Amended and Restated Executive Long-Term
    Incentive Plan.

F2  There are also registered hereby such indeterminate number of shares of Common Stock as may become issuable by reason of the anti-dilution provisions of the Tesoro Petroleum Corporation Amended and
    Restated Executive Long-Term Incentive Plan and the Tesoro Petroleum Corporation 1995 Non-Employee
    Director Stock Option Plan.

F3  Shares registered under the Tesoro Petroleum Corporation 1995 Non-Employee Director  Stock  Option
    Plan.

F4  Shares registered for payment of annual retainer fee to certain directors of the Company.

F5  Estimated  solely  for  the  purpose  of  calculating the registration fee in accordance with Rule
    457(h), on the basis of the average  of  the  high  and  low closing prices of the Common Stock as reported on the New York Stock Exchange on April 14, 1997.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     This Registration Statement covers 1,400,000 shares of Common Stock, $.16-2/3 par value per share ("Common Stock"), of Tesoro Petroleum Corporation, a Delaware corporation (the "Registrant" or the "Company"), being registered for use under the Tesoro Petroleum Corporation Amended and Restated Executive Long-Term Incentive Plan, 150,000 shares of Common Stock being registered for use under the Tesoro Petroleum Corporation 1995 Non-Employee Director Stock Option Plan and 100,000 shares of Common Stock being registered for distribution to the directors of the Company as payment of a portion of the directors' annual retainer fee.

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

               The following documents previously filed by the Registrant with the Securities and Exchange Commission (the "Commission") are hereby incorporated by reference in this Registration Statement:

                    1. The Annual Report on Form 10-K of the Registrant for the year ended December 31, 1996; and

                    2. The description of the Registrant's Common Stock set forth under the caption "Description of Capital Stock" that is included in the Registrant's Registration Statement on Form 8-A dated April 21, 1969 (as amended by a Form 8 dated April 23,
               1969).

               All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the filing hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.


ITEM 4.   DESCRIPTION OF SECURITIES

               Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL

               Certain legal matters in connection with the securities offered hereby are being passed upon for the Registrant by James C. Reed, Jr., Executive Vice President, General Counsel and Secretary of the Company. Mr. Reed currently holds (i) 14,840 shares of Common Stock free and clear of any restrictions (except with respect to resale restrictions under Rule 144), (ii) 924 shares credited to his account under the Tesoro Petroleum Corporation Thrift Plan, (iii) 75,000 shares of restricted Common Stock that are subject to forfeiture under the Tesoro Petroleum Corporation Amended and Restated Executive Long-Term Incentive Plan, and (iv) options to acquire 111,000 shares of Common Stock, of which options for 19,400 shares are currently exercisable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

               Section 145 of the Delaware General Corporation Law empowers the Registrant to, and the bylaws of the Registrant provide that it shall, indemnify to the full extent authorized or permitted by the laws of the State of Delaware any person who is made, or threatened to be made, a party to an action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the Registrant, respectively, or serves or served any other enterprise at the request of the Registrant.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

               Not applicable.

ITEM 8.   EXHIBITS

          4.1 - Copy of the Tesoro Petroleum Corporation Amended and Restated Executive Long-Term Incentive Plan as amended through June 6, 1996 (incorporated by reference herein to Exhibit 10.12 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, File No. 1-3473).

          4.2 - Copy of the Tesoro Petroleum Corporation 1995 Non-Employee Director Stock Option Plan.

          4.3 - Board Resolution authorizing payment of the Director Retainer in shares of Common Stock.

          5.1 - Opinion of James C. Reed, Jr., General Counsel of the Company, as to the legality of the securities being registered.

          23.1 - Consent of James C. Reed, Jr., General Counsel of the Company (included in Exhibit 5.1).

          23.2 - Consent of Deloitte & Touche LLP.

          24.1 - Powers of Attorney from the members of the Board of Directors of the Company (contained on signature pages hereof).

ITEM 9.   UNDERTAKINGS

               The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act as amended (the "Securities Act");

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                    (iii) To include any material information  with  respect  to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

Provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Exchange Act, that are incorporated by reference in this Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on April 17, 1997.


                                           TESORO PETROLEUM CORPORATION

                                           By:/s/ Bruce A. Smith
                                                  Bruce A. Smith
                                           Chairman of the Board of Directors,
                                          President and Chief Executive Officer

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Bruce A. Smith and James C. Reed, Jr., or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


   SIGNATURE                   TITLE                             DATE

                          Director, Chairman of the Board of
    Bruce A. Smith        Directors, President and Chief                  , 1997
                          Executive Officer (Principal
                          Executive Officer)

                          Executive Vice President,                       , 1997
    James C. Reed, Jr.    General Counsel and Secretary
                          (Principal Financial Officer)

                          Vice President, Controller                      , 1997
    Don E. Beere          (Principal Accounting Officer)

/s/ Steven H. Grapstein   Director and Vice Chairman of           April 17, 1997
    Steven H. Grapstein   the Board of Directors

/s/ Robert J. Caverly     Director                                April 17, 1997
    Robert J. Caverly

/s/ William J. Johnson    Director                                April 17, 1997
    William J. Johnson

                          Director                                        , 1997
    Alan J. Kaufman

/s/ Raymond K. Mason, Sr. Director                                April 17, 1997
    Raymond K. Mason, Sr.

/s/ Patrick J. Ward       Director                                April 17, 1997
    Patrick J. Ward

/s/ Murray L. Weidenbaum  Director                                April 17, 1997
    Murray L. Weidenbaum

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on April 17, 1997.

                                           TESORO PETROLEUM CORPORATION

                                           By:/s/ Bruce A. Smith
                                                  Bruce A. Smith
                                           Chairman of the Board of Directors,
                                          President and Chief Executive Officer

    Pursuant  to  the  requirements  of   the   Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

   SIGNATURE                   TITLE                             DATE

/s/ Bruce A. Smith         Director, Chairman of the Board of
    Bruce A. Smith         Directors, President and Chief         April 17, 1997
                           Executive Officer (Principal
                           Executive Officer)

/s/ James C. Reed, Jr.     Executive Vice President,              April 17, 1997
    James C. Reed, Jr.     General Counsel and Secretary
                           (Principal Financial Officer)

/s/ Don E. Beere           Vice President, Controller             April 17, 1997
    Don E. Beere           (Principal Accounting Officer)

/s/ Steven H. Grapstein*   Director and Vice Chairman of          April 17, 1997
    Steven H. Grapstein    the Board of Directors

/s/ Robert J. Caverly*     Director                               April 17, 1997
    Robert J. Caverly

/s/ William J. Johnson*    Director                               April 17, 1997
    William J. Johnson

                           Director                                       , 1997
    Alan J. Kaufman

/s/ Raymond K. Mason, Sr.* Director                               April 17, 1997
    Raymond K. Mason, Sr.

/s/ Patrick J. Ward*       Director                               April 17, 1997
    Patrick J. Ward

/s/ Murray L. Weidenbaum*  Director                               April 17, 1997
    Murray L. Weidenbaum



*  By  /s/ Bruce A. Smith                                         April 17, 1997
           Bruce A. Smith
         as attorney in fact

                               INDEX TO EXHIBITS

        Exhibit
        Number

          4.1 - Copy of the Tesoro Petroleum Corporation Amended and Restated Executive Long-Term Incentive Plan as amended through June 6, 1996 (incorporated by reference herein to Exhibit 10.12 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, File No. 1-3473).

          4.2 - Copy of the Tesoro Petroleum Corporation 1995 Non-Employee Director Stock Option Plan.

          4.3 - Board Resolution authorizing payment of the Director Retainer in shares of Common Stock.

          5.1 - Opinion of James C. Reed, Jr., General Counsel of the Company, as to the legality of the securities being registered.

          23.1 - Consent of James C. Reed, Jr., General Counsel of the Company (included in Exhibit 5.1).

          23.2 - Consent of Deloitte & Touche LLP.

          24.1 - Powers of Attorney from the members of the Board of Directors of the Company (contained on signature pages hereof).